SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           000-28449         03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667                     (Zip Code)
Morrisville, VT                               05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

        (Former name or former address, if changed since last report)

                               Not applicable


Item 5:  Other Events

      1) On October 16th we mailed our internal, unaudited Third Quarter 2002 Report to our shareholders, the Federal Reserve Bank of Boston and various brokerage houses.

             CAUTIONARY ADVICE ABOUT FORWARD LOOKING STATEMENTS

The Company may from time to time make written or oral statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include financial projections, statements of plans and objectives for future operations, estimates of future economic performance and assumptions relating thereto. The Company may include forward-looking statements in its filings with the Securities and Exchange Commission, in its reports to stockholders, in other written materials, and in statements made by senior management to analysts, rating agencies, institutional investors, representatives of the media and others.

By their very nature, forward-looking statements are subject to uncertainties, both general and specific, and risk exists those predictions, forecasts, projections and other estimates contained in forward-looking statements will not be achieved. Also when we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. Many possible events or factors, including those beyond the control of management, could affect the future financial results and performance of our company. This could cause results or performance to differ materially from those expressed in our forward-looking statements. The possible events or factors that might affect our forward-looking statements include, but are not limited to, the following:

*     Uses of monetary, fiscal and tax policy by various governments
* Political, legislative or regulatory developments in Vermont, New Hampshire or the United States including changes in laws concerning accounting, taxes, banking and other aspects of the financial services industry
* Developments in general economic or business conditions, including interest rate fluctuations, market fluctuations and perceptions, and inflation
* Changes in the competitive environment for financial services organizations
*     The company's ability to retain key personnel
* Technological changes including demands for greater automation and the impact of the internet on the company's business and on the financial services marketplace
*     Acts of terrorism
*     Adverse changes in the securities market
* Unanticipated lower revenues, loss of customers or business or higher operating expenses

While relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties.

Item 7:  Financial Statements and Exhibits

      (c) Exhibits. The following exhibits are filed herewith as part of this report:

            99.1 Union Bankshares, Inc., Third Quarter 2002 Report dated as of October 17, 2002.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Union Bankshares, Inc.


October 17, 2002                       /s/ Kenneth D. Gibbons
                                       ______________________________
                                       Kenneth D. Gibbons, President

October 17, 2002                       Marsha A. Mongeon
                                       ______________________________
                                       Marsha A. Mongeon, Chief Financial
                                       Officer


                              EXHIBIT INDEX

      99.1 Union Bankshares, Inc., Third Quarter 2002 Report dated October 17, 2002.